UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 28, 2003
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2003, relating to the Morgan Stanley ABS Capital I Inc. Trust 2003-NC10 Mortgage Pass-Through Certificates, Series 2003-NC10)
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             (Exact name of registrant as specified in its charter)


          Delaware                 333-104046-14                 13-3939229
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                   10036
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code  (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2003-NC10 Mortgage Pass-Through Certificates, Series 2003-NC10. On October 28, 2003, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party, of Morgan Stanley ABS Capital I Inc. Trust 2003-NC10 Mortgage Pass-Through Certificates, Series 2003-NC10 (the "Certificates"), issued in twelve classes. The Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of October 28, 2003 of $611,053,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Countrywide Securities Corporation ("Countrywide") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Countrywide, the "Underwriters"), pursuant to an Underwriting Agreement dated as of October 23, 2003 by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of October 1, 2003, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 10, 2003                  MORGAN STANLEY ABS CAPITAL I INC.



                                          By:    /s/ Valerie H. Kay
                                              ---------------------------------
                                              Name:  Valerie H. Kay
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.              Description                                       Page
-----------              -----------                                       ----

4                        Pooling and Servicing Agreement, dated as         6
                         of October 1, 2003, by and among the
                         Company, as depositor, Countrywide Home
                         Loans Servicing LP, as servicer, Deutsche
                         Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.